                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   __________

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)        August 11, 2003
                                                 -------------------------------

                    Pennsylvania Real Estate Investment Trust
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


Pennsylvania                             1-6300                 23-6216339
--------------------------------------------------------------------------------
(State or Other Jurisdiction          (Commission             (IRS Employer
of Incorporation)                     File Number)          Identification No.)


The Bellevue, 200 S. Broad Street, Philadelphia, Pennsylvania          19102
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code: (215) 875-0700
                                                   ----------------





________________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.           Financial Statements and Exhibits.
                  ---------------------------------

         (c) Exhibits

         99.1     Quarterly Supplemental Disclosure (June 30, 2003).

Item 12.          Results of Operations and Financial Condition.
                  ---------------------------------------------

         The following information, furnished under "Item 12. Results of Operations and Financial Condition," shall not be deemed "filed" for purposes of
Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

         On August 11, 2003, Pennsylvania Real Estate Investment Trust included Quarterly Supplemental Disclosure for the quarter ended June 30, 2003 on its website at www.preit.com. A copy of the Quarterly Supplemental Disclosure is attached as an exhibit to this report.

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PENNSYLVANIA REAL ESTATE INVESTMENT TRUST



Date: August 13, 2003               By: Jonathan B. Weller
                                        -------------------------------------
                                        Jonathan B. Weller
                                        President and Chief Operating Officer

                                  Exhibit Index
                                  -------------


99.1     Quarterly Supplemental Disclosure (June 30, 2003).